TEMPLETON INSTITUTIONAL FUNDS, INC.


                                      TIFI

                             Foreign Equity Series
                                  ANNUAL REPORT


                               DECEMBER 31, 1998


[TEMPLETON LOGO]

PAGE


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

      - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

      - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

      -     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
            PRINCIPAL.

PAGE
                               December 31, 1998


Dear Shareholder:

            Global stock market volatility in recent months has challenged the resolve of many investors. With continued turmoil in Asia spreading to Russia and Latin America, many investors sought refuge in the developed markets, and in particular large, liquid growth stocks. For value investors like Templeton, 1998 was a difficult year. We positioned the portfolio for the longer term with the opportunities created, but found our short-term performance negatively impacted by the changes. When confronted with such circumstances, we believe it is important to remind ourselves we have a distinct style, one which will not always be in favor. At the same time, we wish to


                          TOTAL RETURNS AS OF 12/31/98

                                                                                      CUMULATIVE
                                  ONE-YEAR         THREE-YEAR        FIVE-YEAR          SINCE
                                  AVERAGE            AVERAGE          AVERAGE        INCEPTION(1,3)
                                ANNUAL(1,2)        ANNUAL(1,2)      ANNUAL(1,2)        (10/18/90)
   TIFI Foreign
   Equity Series                  10.16%             14.28%            11.07%            163.69%
   MSCI AC World
   ex U.S. Free Index(4)          14.46%              7.60%             7.87%            102.93%
   MSCI EAFE Index(4)             20.33%              9.31%             9.51%             96.05%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998. Past expense waivers or reimbursements by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. Without these waivers or reimbursements, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) The index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 6 of this report.


                                                                    continued...


[PHOTO GARY MOTYL APPEARS HERE]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
letter continued.......................................................


                                   [PIE CHART]

                       GEOGRAPHIC DISTRIBUTION ON 12/31/98
               (Equity Assets as a Percentage of Total Net Assets)


            North America                         3.7%
            Australia/New Zealand                 5.4%
            Latin America/Caribbean              10.0%
            Asia                                 10.6%
            Europe                               57.8%



                                  [PIE CHART]

                        FUND ASSET ALLOCATION ON 12/31/98


            Fixed Income                                            3.5%
            Short-Term Investments & Other Net Assets               9.0%
            Equity*                                                87.5%



              *Equity includes convertible and preferred securities


reassure you that we have maintained the same discipline and followed the same patient stock-picking methodologies in this period that we have relied on in the past.

            For the quarter and one year periods ended December 31, 1998, Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") reported cumulative total returns of 14.16% and 10.16%, respectively, compared to the unmanaged Morgan Stanley Capital International Europe, Australia, and the Far East ("MSCI EAFE") Index, which reported cumulative total returns of 20.75% and 20.33% for these periods. The Morgan Stanley Capital International ("MSCI") All Country World ex U.S. Free Index reported cumulative total returns of 20.42% and 14.46% for these periods. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index.

            The Fund's performance, and indeed that of many other value investors, substantially lagged the benchmark indices in 1998. "Value" investing is currently out of favor. In some ways this period may resemble that of the late 1980s, when limited exposure to Japan caused value funds to underperform benchmark indices and their peers. Like the Japanese market of the late 1980s, securities markets in the U.S. and other developed countries in 1998 reached all time highs and stock valuations that were not necessarily representative of their long-term potential. As such, there were limited value investment opportunities, and our low weighting in these highly valued markets caused our funds to underperform. A good example is seen in the performance of our holdings in the United Kingdom over the last quarter. During the year, industrial stocks in the United Kingdom substantially underperformed the market. The market is focused on the near term outlook for these companies, and included in their pricing poor short-term earnings prospects. The valuations of these companies are now at levels not seen in decades, presenting in our opinion good long-term opportunities for the patient value manager. Not surprisingly, we have been adding these stocks to the Fund's portfolio and they have provided volatile short-term results, but we believe these stocks have the potential to provide attractive returns as market expectations adjust over time.

            Performance shortfalls may be explained in part by the early timing of our purchases and our stock selection. As is customary at our organization, we bought securities as they declined in price and offered what we believed to be good long-term potential. By the same token, our lower performance can be explained by what we did not buy. Internet stocks, for example, soared to move some indices ahead, yet they are not value stocks. By not participating in Internet or other growth stocks, the performance of our portfolios came up short.


2

PAGE


                 Looking back on the world markets, 1998 was another turbulent year in Asia. Progress is being made in the search for new capital, restructuring, and the opening of economies. In our view, the region appears to have passed the `point of maximum pessimism.' Templeton's analysts are trained to search for bargains that often present themselves where gloom appears to be deep-seated. Many bargains have been found throughout the region in companies where we believe the problems are temporary and are not a reflection of their future value. Hong Kong in particular is an area where we have found good value as it is trading at roughly 18 times earnings, an extremely low figure when compared to Japan. Japan remains a highly valued market, trading at 185 times earnings. In the fourth quarter, the MSCI Japan Index was up 26.9%, and as such, finding bargains there has been difficult. We have made a great effort to identify long-term values in Japanese stocks throughout the year, have added a few relatively small positions to the Fund's portfolio during the period, and have laid the groundwork for adding Japanese stocks in the future as we see bargains arise. Generally speaking, throughout Asia our purchases of stocks have been limited to companies that, in our opinion, are cheap, large, well diversified, have solid balance sheets, and have strong earnings potential.

            Throughout 1998, stocks in Latin America declined significantly. The devaluation of the real has improved Brazil's export potential and has made stocks there cheaper. Given this climate, we have been able to identify many opportunities throughout Latin America, and are proceeding with a cautious accumulation of stocks in Brazil, Argentina, and Chile. Our analysts are carefully researching new opportunities in Latin America under these conditions and we believe we are well positioned to find companies that are trading at a fraction of what we consider to be their future earnings potential.

            In Europe, markets recovered from the sharp decline in late August and early September, and with the help of low interest rates, the markets there remained buoyant throughout the last quarter of 1998. On a country to country basis, it has become more difficult to find value in Europe. One of the opportunities, however, has been the stock market in the United Kingdom, which has recently been trading at 18 times earnings as compared with the World Index at 26 times earnings. Another area where we are finding value is in Scandinavia, which is relatively inexpensive with multiples of 15 to 20 times earnings, depending on the country.

            In a volatile year like 1998, at times bargain stocks were in abundance, and we were able to take advantage of some of these opportunities around the globe. We reduced our holdings in expensive stocks, such as certain banks and telecommunications, and purchased companies we consider world class that met our valuation criteria without paying lofty premiums. Examples of purchases would include insurance companies in Bermuda and telecommunication firms in Latin America.


INDUSTRY DIVERSIFICATION ON 12/31/98
(Percent of Total Net Assets)

   Finance                            25.6%
   Services                           20.6%
   Energy                             14.3%
   Materials                          11.1%
   Capital Equipment                   6.6%
   Consumer Goods                      7.3%
   Multi-Industry                      2.0%




10 LARGEST POSITIONS ON 12/31/98
(Percent of Total Net Assets)

   Nokia Corp., A                                   2.5%
   Zurich Allied AG                                 1.9%
   Development Bank of
   Singapore Ltd., fgn.                             1.8%
   Rhone-Poulenc SA, A                              1.8%
   AXA-UAP                                          1.6%
   Banque Nationale de Paris BNP,
   ADR, 144A                                        1.5%
   Compania de Telecomunicaciones
   de Chile SA, ADR                                 1.5%
   Thames Water Group Plc.                          1.3%
   Merita AS                                        1.3%
   Svenska Handelsbanken, A                         1.3%



                                                                               3

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
 letter continued..............................................................


Total Return Index Comparison
$5,000,000 Investment:  10/18/90-12/31/98

[LINE GRAPH]


                    TIFI-                  MS EAFE               MSCI AC S                  CPI
                 Foreign Equity                                World Free ex U
                   Series
 10/18/90        $5,000,000.00          $5,000,000.00         $5,000,000.00         $5,000,000.00
10/31/90         $4,970,000.00          $5,030,345.00         $5,278,000.00         $5,012,580.65
11/30/90         $4,875,000.00          $4,735,063.75         $4,984,543.20         $5,023,608.32
12/31/90         $4,860,000.00          $4,813,665.81         $5,075,760.34         $5,023,608.32
1/31/91          $5,005,000.00          $4,970,591.31         $5,234,631.64         $5,053,749.97
2/28/91          $5,614,715.00          $5,504,929.88         $5,796,831.08         $5,061,330.60
3/31/91          $5,452,703.00          $5,175,735.07         $5,478,005.37         $5,068,922.59
4/30/91          $5,503,332.00          $5,228,010.00         $5,537,715.63         $5,076,525.98
5/31/91          $5,579,275.00          $5,283,949.70         $5,616,351.19         $5,091,755.56
6/30/91          $5,295,754.00          $4,897,164.58         $5,225,453.15         $5,106,521.65
7/31/91          $5,604,589.00          $5,139,084.51         $5,476,274.90         $5,114,181.43
8/31/91          $5,614,715.00          $5,035,788.92         $5,382,082.97         $5,129,012.55
9/30/91          $5,756,475.00          $5,321,318.15         $5,656,030.99         $5,151,580.21
10/31/91         $5,736,223.00          $5,397,945.13         $5,755,011.53         $5,159,307.58
11/30/91         $5,685,595.00          $5,147,480.47         $5,498,913.52         $5,174,269.57
12/31/91         $5,899,356.00          $5,415,149.46         $5,784,307.13         $5,177,891.56
1/31/92          $6,060,450.00          $5,300,889.81         $5,703,905.26         $5,185,658.40
2/29/92          $6,154,884.00          $5,112,708.22         $5,528,795.37         $5,204,326.77
3/31/92          $6,108,304.00          $4,776,803.29         $5,194,303.25         $5,230,868.84
4/30/92          $6,304,442.00          $4,800,687.30         $5,211,444.45         $5,238,192.05
5/31/92          $6,657,491.00          $5,123,293.49         $5,527,779.13         $5,245,525.52
6/30/92          $6,584,639.00          $4,881,986.37         $5,260,787.40         $5,264,409.41
7/31/92          $6,360,482.00          $4,758,472.11         $5,148,732.63         $5,275,464.67
8/31/92          $6,181,155.00          $5,058,731.70         $5,423,160.08         $5,290,235.97
9/30/92          $6,024,245.00          $4,960,592.31         $5,311,985.29         $5,305,048.63
10/31/92         $5,811,295.00          $4,701,649.39         $5,078,789.14         $5,323,616.30
11/30/92         $5,822,502.00          $4,747,255.39         $5,106,722.48         $5,331,069.37
12/31/92         $5,820,811.00          $4,773,365.29         $5,149,108.28         $5,327,337.62
1/31/93          $5,843,979.00          $4,774,319.97         $5,148,593.37         $5,353,441.57
2/28/93          $5,971,400.00          $4,919,936.73         $5,306,140.32         $5,372,178.62
3/31/93          $6,119,128.00          $5,350,431.19         $5,742,835.67         $5,390,981.24
4/30/93          $6,316,145.00          $5,859,792.24         $6,249,928.06         $5,406,075.99
5/31/93          $6,484,189.00          $5,985,191.79         $6,389,301.46         $5,413,644.50
6/30/93          $6,362,502.00          $5,893,019.84         $6,312,629.84         $5,421,223.60
7/31/93          $6,466,806.00          $6,100,454.14         $6,522,209.15         $5,421,223.60
8/31/93          $6,924,581.00          $6,431,098.75         $6,872,451.78         $5,436,403.03
9/30/93          $6,872,430.00          $6,287,685.25         $6,730,879.28         $5,447,819.47
10/31/93         $7,278,054.00          $6,482,603.49         $6,974,537.10         $5,470,155.53
11/30/93         $7,110,009.00          $5,917,320.47         $6,443,077.38         $5,473,984.64
12/31/93         $7,801,439.00          $6,345,734.47         $6,945,637.41         $5,473,984.64
1/31/94          $8,357,848.00          $6,883,852.75         $7,516,568.81         $5,488,764.40
2/28/94          $8,129,428.00          $6,865,954.73         $7,459,442.89         $5,507,426.20
3/31/94          $7,768,919.00          $6,571,405.28         $7,117,800.40         $5,526,151.45
4/30/94          $7,881,598.00          $6,852,004.28         $7,359,093.83         $5,533,888.06
5/31/94          $7,911,250.00          $6,814,318.26         $7,361,301.56         $5,537,761.78
6/30/94          $7,656,240.00          $6,912,444.44         $7,413,566.80         $5,556,590.17
7/31/94          $7,988,347.00          $6,980,186.40         $7,534,407.94         $5,571,592.96
8/31/94          $8,261,148.00          $7,147,012.85         $7,787,564.05         $5,593,879.34
9/30/94          $8,065,443.00          $6,923,311.35         $7,594,432.46         $5,608,982.81
10/31/94         $8,237,426.00          $7,155,242.28         $7,798,722.69         $5,612,909.10
11/30/94         $7,881,598.00          $6,813,221.70         $7,422,824.26         $5,620,205.88
12/31/94         $7,819,892.00          $6,857,507.64         $7,405,751.77         $5,620,205.88
1/31/95          $7,594,903.00          $6,595,550.85         $7,069,530.63         $5,642,686.70
2/28/95          $7,713,478.00          $6,578,402.42         $7,030,648.22         $5,665,257.45
3/31/95          $7,749,977.00          $6,990,868.25         $7,427,879.84         $5,683,952.80
4/30/95          $8,090,635.00          $7,255,822.15         $7,717,567.15         $5,702,709.84
5/31/95          $8,297,464.00          $7,170,929.03         $7,683,609.86         $5,714,115.26
6/30/95          $8,346,129.00          $7,046,871.96         $7,577,576.04         $5,725,543.49
7/31/95          $8,759,786.00          $7,487,301.46         $8,007,982.36         $5,725,543.49
8/31/95          $8,534,708.00          $7,203,532.73         $7,730,105.37         $5,740,429.91
9/30/95          $8,692,871.00          $7,346,162.68         $7,862,290.18         $5,751,910.77
10/31/95         $8,504,292.00          $7,150,754.75         $7,652,367.03         $5,770,892.07
11/30/95         $8,638,122.00          $7,351,690.96         $7,832,197.65         $5,766,852.45
12/31/95         $8,834,439.00          $7,649,434.45         $8,141,569.46         $5,762,815.65
1/31/96          $9,117,594.00          $7,682,327.02         $8,253,108.96         $5,796,816.26
2/29/96          $9,262,241.00          $7,709,983.39         $8,253,108.96         $5,815,366.08
3/31/96          $9,331,739.00          $7,875,748.04         $8,406,616.79         $5,845,605.98
4/30/96          $9,672,913.00          $8,106,507.45         $8,661,337.28         $5,868,403.84
5/31/96          $9,786,638.00          $7,958,969.02         $8,531,417.22         $5,879,553.81
6/30/96          $9,755,048.00          $8,005,926.93         $8,574,927.45         $5,883,081.54
7/31/96          $9,502,326.00          $7,773,755.05         $8,290,239.86         $5,894,259.40
8/31/96          $9,780,320.00          $7,792,412.07         $8,339,152.27         $5,905,458.49
9/30/96          $9,862,544.00          $8,001,248.71         $ 8,545,963.25        $5,924,355.96
10/31/96         $9,957,437.00          $7,921,236.22         $ 8,460,503.61        $5,943,313.90
11/30/96        $10,469,859.00          $8,238,085.67         $ 8,787,079.05        $5,954,606.19
12/31/96        $10,741,158.00          $8,134,285.79         $ 8,685,148.94        $5,954,606.19
1/31/97         $10,938,364.00          $7,851,212.65         $ 8,525,342.20        $5,973,660.93
2/28/97         $11,089,455.00          $7,981,542.78         $ 8,681,355.96        $5,992,179.28
3/31/97         $11,201,336.00          $8,012,670.79         $ 8,663,125.11        $6,007,159.73
4/30/97         $11,148,686.00          $8,056,740.48         $ 8,735,895.36        $6,014,368.32
5/31/97         $11,609,376.00          $8,582,845.64         $ 9,275,773.70        $6,010,759.70
6/30/97         $12,122,715.00          $9,058,335.28         $ 9,787,796.40        $6,017,972.61
7/31/97         $12,563,661.00          $9,206,891.98         $ 9,985,509.89        $6,025,194.18
8/31/97         $11,852,883.00          $8,520,978.53         $ 9,199,650.26        $6,036,642.05
9/30/97         $12,807,168.00          $8,999,857.52         $ 9,697,351.34        $6,051,733.65
10/31/97        $11,859,464.00          $8,310,468.44         $ 8,872,106.74        $6,066,862.99
11/30/97        $11,780,489.00          $8,227,363.75         $ 8,761,205.41        $6,063,222.87
12/31/97        $11,968,833.00          $8,301,410.03         $ 8,861,959.27        $6,055,947.00
1/31/98         $12,113,617.00          $8,683,274.89         $ 9,126,931.85        $6,067,453.30
2/28/98         $12,885,800.00          $9,242,477.79         $ 9,735,698.21        $6,078,981.46
3/31/98         $13,833,182.00          $9,528,994.60         $10,072,553.36        $6,090,531.53
4/30/98         $14,013,103.00          $9,606,179.46         $10,145,075.75        $6,101,494.48
5/31/98         $13,860,862.00          $9,561,991.03         $ 9,961,449.88        $6,112,477.17
6/30/98         $13,729,381.00          $9,636,574.56         $ 9,923,596.37        $6,119,812.15
7/31/98         $13,971,583.00          $9,736,794.94         $10,017,870.53        $6,127,155.92
8/31/98         $11,722,566.00          $8,532,353.40         $ 8,605,350.79        $6,134,508.51
9/30/98         $11,549,565.00          $8,272,969.86         $ 8,423,777.89        $6,141,869.92
10/31/98        $12,442,252.00          $9,137,495.21         $ 9,305,747.43        $6,156,610.41
11/30/98        $13,113,497.00          $9,608,076.21         $ 9,805,466.07        $6,156,610.41
12/31/98        $13,184,500.00          $9,989,516.84         $10,143,754.65        $6,152,916.44


Periods ended December 31, 1998

                                                             SINCE
                                                           INCEPTION
                          ONE-YEAR        FIVE-YEAR       (10/18/90)
Average Annual
Total Return (1),(2)       10.16%          11.07%           12.55%

Cumulative Total
Return(1),(3)              10.16%          69.00%          163.69%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998. Past expense waivers or reimbursements by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. Without these waivers or reimbursements, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(5)   Source: U.S. Bureau of Labor Statistics (1/13/99).

      All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

            This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

            Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 1049% in the last 15 years, but has suffered five declines of more than 50% during the time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

            We believe that going forward, we are well positioned for the long term, regardless of what short-term market movements lie ahead. We also believe that no one style, whether value or growth, can outperform the market all the time. We will therefore continue to follow our value style and disciplined approach that has worked for us throughout the years, and that we believe will achieve the Fund's goal of long-term growth of capital. Thank you for allowing us to serve your investment management needs.


Best regards,


/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ Gary P. Motyl

Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.


(1) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in Hong Kong dollars.


For the most current portfolio information, please call 1-800-362-6243.


4



PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  1998          1997          1996          1995          1994
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $17.36        $16.34        $14.04        $12.86        $13.32
                                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .42           .42           .45           .31           .20
 Net realized and unrealized gains (losses)................          1.29          1.43          2.54          1.35          (.16)
                                                               ------------------------------------------------------------------
Total from investment operations...........................          1.71          1.85          2.99          1.66           .04
                                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.40)         (.43)         (.45)         (.31)         (.19)
 In excess of net investment income........................            --            --          (.02)           --            --
 Net realized gains........................................          (.91)         (.40)         (.14)         (.17)         (.31)
 In excess of net realized gains...........................            --            --          (.08)           --            --
                                                               ------------------------------------------------------------------
Total distributions........................................         (1.31)         (.83)         (.69)         (.48)         (.50)
                                                               ------------------------------------------------------------------
Net asset value, end of year...............................        $17.76        $17.36        $16.34        $14.04        $12.86
                                                               ------------------------------------------------------------------
                                                               ------------------------------------------------------------------
Total Return...............................................        10.16%        11.43%        21.58%        13.00%         0.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $4,551,663    $3,706,006    $2,857,591    $1,817,883    $1,093,227
Ratios to average net assets:
 Expenses..................................................          .83%          .84%          .87%          .88%          .95%
 Net investment income.....................................         2.33%         2.49%         3.20%         2.70%         2.03%
Portfolio turnover rate....................................        15.40%        15.25%         7.39%        20.87%         7.90%

                       See Notes to Financial Statements.
                                                                               5

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 83.0%
AEROSPACE & MILITARY TECHNOLOGY
Rolls-Royce Plc. ...........................................    United Kingdom           10,000       $       41,344
                                                                                                      --------------
APPLIANCES & HOUSEHOLD DURABLES .8%
Sony Corp. .................................................        Japan               504,800           36,830,709
                                                                                                      --------------
AUTOMOBILES 2.8%
Autoliv Inc. ...............................................        Sweden              750,000           27,890,625
Fiat SpA....................................................        Italy             9,264,120           32,169,932
Volkswagen AG...............................................       Germany              304,000           24,603,266
Volvo AB, B.................................................        Sweden            1,895,125           43,486,547
                                                                                                      --------------
                                                                                                         128,150,370
                                                                                                      --------------
BANKING 13.7%
Argentaria Caja Postal y Banco Hipotecaria SA, ADR..........        Spain               868,000           44,702,000
Australia & New Zealand Banking Group Ltd. .................      Australia           3,384,161           22,168,217
*Banca Nazionale del Lavoro SpA.............................        Italy             5,199,900           15,543,487
Banco Bradesco SA, ADR......................................        Brazil              319,900            1,773,913
*Banco Bradesco SA BBD, rts. ...............................        Brazil          128,823,932               73,355
Banco Pinto & Sotto Mayor SA................................       Portugal             356,800            6,764,765
Bank Handlowy W Warszawie SA, GDR, 144A.....................        Poland            1,160,000           15,022,000
Banque Nationale de Paris...................................        France                4,352              358,525
Banque Nationale de Paris, ADR, 144A........................        France              833,500           68,665,050
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal             681,408           23,124,424
Canadian Imperial Bank of Commerce..........................        Canada            1,555,200           38,475,000
Credit Suisse Group.........................................     Switzerland            296,100           46,349,836
Deutsche Bank AG, br. ......................................       Germany              713,900           42,124,215
Development Bank of Singapore Ltd., fgn. ...................      Singapore           9,099,300           82,169,436
Foreningssparbanken AB, A...................................        Sweden              702,120           18,190,086
HSBC Holdings Plc. .........................................      Hong Kong           1,588,457           39,571,745
*Kookmin Bank...............................................     South Korea            202,969            1,655,821
Kookmin Bank, GDR, Reg S....................................     South Korea            339,683            2,742,941
Merita AS...................................................       Finland            9,113,000           57,952,878
National Bank of Canada.....................................        Canada            1,154,200           18,635,521
*Philippine National Bank...................................     Philippines          2,058,512            3,175,083
PT Bank Pan Indonesia TBK...................................      Indonesia          14,316,000              720,302
Svenska Handelsbanken, A....................................        Sweden            1,354,450           57,146,969
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand           8,000,000           14,091,097
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil              275,000            3,970,313
Unidanmark AS, A............................................       Denmark                3,500              316,207
                                                                                                      --------------
                                                                                                         625,483,186
                                                                                                      --------------
BROADCASTING & PUBLISHING
Television Broadcasts Ltd. .................................      Hong Kong             886,000            2,287,263
                                                                                                      --------------
BUILDING MATERIALS & COMPONENTS 1.1%
Okumura Corp. ..............................................        Japan               492,000            2,185,213
Pioneer International Ltd. .................................      Australia          12,477,632           26,403,395
*Siam City Cement Public Co. Ltd., fgn. ....................       Thailand             815,746            1,829,732
Svedala Industri, A.........................................        Sweden            1,355,000           19,725,382
                                                                                                      --------------
                                                                                                          50,143,722
                                                                                                      --------------
BUSINESS & PUBLIC SERVICES .8%
Esselte AB, A...............................................        Sweden               63,000            1,010,388
Esselte AB, B...............................................        Sweden              929,400           15,249,599
Hyder Plc. .................................................    United Kingdom        1,083,333           13,653,186
Lex Service Plc. ...........................................    United Kingdom           11,400               72,453
SGS Societe Generale de Surveillance Holdings Ltd., br. ....     Switzerland                100               97,925
TNT Post Group NV...........................................     Netherlands            200,000            6,447,488
                                                                                                      --------------
                                                                                                          36,531,039
                                                                                                      --------------
CHEMICALS 4.7%
Akzo Nobel NV...............................................     Netherlands            522,256           23,793,301
BASF AG.....................................................       Germany              660,000           25,181,916

 6

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Bayer AG, br. ..............................................       Germany              899,230       $   37,764,853
Imperial Chemical Industries Plc. ..........................    United Kingdom        2,887,000           24,928,924
Rhone-Poulenc SA, A.........................................        France            1,567,712           80,712,107
Solvay SA...................................................       Belgium              311,370           23,474,826
Solvay SA, ADR..............................................       Belgium                1,615              121,758
Yule Catto & Company Plc. ..................................    United Kingdom           42,500              176,774
                                                                                                      --------------
                                                                                                         216,154,459
                                                                                                      --------------
CONSTRUCTION & HOUSING .4%
Daito Trust Construction Co. Ltd. ..........................        Japan             1,151,300            9,992,223
*Fairview Holdings Plc. ....................................    United Kingdom        1,816,252            2,659,183
Fletcher Challenge Building Ltd. ...........................     New Zealand          1,403,250            2,171,915
Kyudenko Corp. .............................................        Japan               909,000            6,156,702
                                                                                                      --------------
                                                                                                          20,980,023
                                                                                                      --------------
DATA PROCESSING & REPRODUCTION .3%
*Newbridge Networks Corp. ..................................        Canada              478,800           14,526,094
                                                                                                      --------------
ELECTRICAL & ELECTRONICS 3.8%
ABB AB, A...................................................        Sweden              185,100            1,975,271
ABB AG, br. ................................................     Switzerland             25,679           30,100,612
Alcatel SA..................................................        France              251,087           30,744,246
General Electric Co. Plc. ..................................    United Kingdom        3,625,000           32,568,006
Hitachi Ltd. ...............................................        Japan             4,242,000           26,324,468
Philips Electronics NV......................................     Netherlands            764,400           51,321,149
                                                                                                      --------------
                                                                                                         173,033,752
                                                                                                      --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .2%
BICC Plc. ..................................................    United Kingdom        6,281,099            7,367,398
                                                                                                      --------------
ENERGY EQUIPMENT & SERVICES .1%
Transcanada Pipelines Ltd. .................................        Canada              189,800            2,799,550
                                                                                                      --------------
ENERGY SOURCES 4.9%
Fletcher Challenge Energy Ltd. .............................     New Zealand          1,405,000            2,671,893
MOL Magyar Olay - Es Gazipari RT, GDS, 144A.................       Hungary            1,339,742           37,010,373
Norsk Hydro AS..............................................        Norway              306,300           10,271,643
Perez Companc SA, B.........................................      Argentina           3,034,500           12,847,498
*Ranger Oil Ltd. ...........................................        Canada               32,600              144,663
*Renaissance Energy Ltd. ...................................        Canada            1,210,200           13,748,691
Repsol SA...................................................        Spain               763,100           40,768,161
Saga Petroleum AS...........................................        Norway            1,194,500           10,896,148
Shell Transport & Trading Co. Plc. .........................    United Kingdom           34,750              212,761
Shell Transport & Trading Co. Plc., ADR.....................    United Kingdom          670,000           24,915,625
Societe Elf Aquitaine SA, br. ..............................        France              467,659           54,081,077
YPF Sociedad Anonima, ADR...................................      Argentina             502,000           14,024,625
                                                                                                      --------------
                                                                                                         221,593,158
                                                                                                      --------------
FINANCIAL SERVICES 3.8%
AXA-UAP.....................................................        France              498,707           72,312,604
Chile Fund Inc. ............................................        Chile               359,100            3,254,344
Housing Development Finance Corp. Ltd. .....................        India               216,022           11,074,011
ICICI Ltd. .................................................        India            12,867,916           14,246,797
ICICI Ltd., GDR, 144A.......................................        India             1,676,500           11,148,725
*India Fund, B..............................................        India             4,211,265            5,430,048
ING Groep NV................................................     Netherlands            890,890           54,354,401
                                                                                                      --------------
                                                                                                         171,820,930
                                                                                                      --------------
FOOD & HOUSEHOLD PRODUCTS 1.5%
Albert Fisher Group Plc. ...................................    United Kingdom       30,658,920            2,805,491
Express Dairies Plc. .......................................    United Kingdom          635,905            1,412,417
Hillsdown Holdings Plc. ....................................    United Kingdom        3,652,245            4,618,095
Northern Foods Plc. ........................................    United Kingdom        2,771,811            6,479,319
Panamerican Beverages Inc., A...............................        Mexico            1,444,100           31,499,431

                                                                               7

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Tate & Lyle Plc. ...........................................    United Kingdom        3,049,575       $   16,997,049
*Terranova Foods Plc. ......................................    United Kingdom        1,826,122            3,372,424
                                                                                                      --------------
                                                                                                          67,184,226
                                                                                                      --------------
FOREST PRODUCTS & PAPER 2.7%
Aracruz Celulose SA, ADR....................................        Brazil            1,500,000           12,000,000
*Asia Pacific Resources International Hldgs. Ltd., A........      Indonesia             103,250               70,984
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia             185,100            1,515,506
Assidomaen AB...............................................        Sweden              200,000            3,158,232
Carter Holt Harvey Ltd. ....................................     New Zealand          3,149,000            2,827,885
Cartiere Burgo SpA..........................................        Italy             1,217,760            7,878,424
Fletcher Challenge Ltd. Forestry Division...................     New Zealand         20,122,398            6,696,695
Fletcher Challenge Paper Ltd. ..............................     New Zealand          2,732,500            1,833,176
Metsa Serla OY, B...........................................       Finland            1,418,000           11,341,984
*PT Tjiwi Kimia TBK.........................................      Indonesia           2,530,782              660,550
*PT Tjiwi Kimia TBK, wts. ..................................      Indonesia             351,495               41,118
Stora Enso OY, R............................................       Finland               54,000              543,903
Stora Kopparbergs Bergslags AB, B...........................        Sweden            1,250,250           13,881,727
Svenska Cellulosa AB, B.....................................        Sweden              600,000           13,101,730
+Unipapel SA................................................        Spain               619,386            8,982,909
UPM-Kymmene Corp. ..........................................       Finland            1,305,000           36,597,938
                                                                                                      --------------
                                                                                                         121,132,761
                                                                                                      --------------
HEALTH & PERSONAL CARE 2.1%
Astra AB, A.................................................        Sweden            1,533,066           31,301,343
Astra AB, B.................................................        Sweden               10,133              206,265
Internatio-Muller NV........................................     Netherlands            423,200           10,485,853
Medeva Plc. ................................................    United Kingdom        1,739,171            3,067,168
Nycomed Amersham Plc. ......................................    United Kingdom        7,558,121           52,576,505
Ono Pharmaceutical Co. Ltd. ................................        Japan                 7,000              214,716
                                                                                                      --------------
                                                                                                          97,851,850
                                                                                                      --------------
INDUSTRIAL COMPONENTS 1.0%
BTR Plc. ...................................................    United Kingdom        9,269,000           18,968,256
BTR Plc., A.................................................    United Kingdom        1,164,751            2,286,081
Granges AB..................................................        Sweden               11,355              163,899
Lucas Varity Plc. ..........................................    United Kingdom        6,850,000           22,565,510
SKF AB, A...................................................        Sweden               11,000              124,849
                                                                                                      --------------
                                                                                                          44,108,595
                                                                                                      --------------
INSURANCE 5.3%
Ace Ltd. ...................................................       Bermuda            1,009,500           34,764,656
Aegon NV, ADR...............................................     Netherlands              4,018              491,201
Exel Ltd. ..................................................       Bermuda              440,400           33,030,000
GIO Australia Holdings Ltd. ................................      Australia           7,831,605           25,746,848
Istituto Nazionale Delle Assicurazioni SpA..................        Italy             6,104,000           16,180,426
Muenchener Rueckversicherungs-Gesellschaft, PP..............       Germany               44,019           21,539,076
Muenchener Rueckversicherungs-Gesellschaft, br. ............       Germany                  480              157,925
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........       Germany                   19                  890
Reinsurance Australia Corporation Ltd. .....................      Australia           1,600,000            2,454,382
Skandia Foersaekrings AB....................................        Sweden            1,500,000           22,946,532
Zurich Allied AG............................................     Switzerland            114,155           84,525,399
                                                                                                      --------------
                                                                                                         241,837,335
                                                                                                      --------------
LEISURE & TOURISM .6%
Kuoni Reisen Holding AG, B..................................     Switzerland              6,793           26,954,387
Toei Co. Ltd. ..............................................        Japan                49,000              145,089
                                                                                                      --------------
                                                                                                          27,099,476
                                                                                                      --------------
MACHINERY & ENGINEERING .8%
Makita Corp. ...............................................        Japan               316,000            3,526,986
New Holland NV..............................................     Netherlands          1,382,100           18,917,494

 8

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING (CONT.)
Tata Engineering & Locomotive Co. Telco, GDR, 144A..........        India               200,000       $      800,000
VA Technologie AG...........................................       Austria              116,610           10,110,233
VA Technologie AG, 144A.....................................       Austria               28,000            2,427,635
                                                                                                      --------------
                                                                                                          35,782,348
                                                                                                      --------------
MERCHANDISING 1.6%
Best Denki Co. Ltd. ........................................        Japan                36,000              272,872
House of Fraser Plc. .......................................    United Kingdom        1,750,000            1,514,017
Matsuzakaya Co. Ltd. .......................................        Japan               100,000              523,936
Safeway Plc. ...............................................    United Kingdom        4,650,000           23,190,042
*Sobeys Canada Inc. ........................................        Canada                5,371               59,445
Somerfield Plc. ............................................    United Kingdom        3,110,228           20,724,504
Storehouse Plc. ............................................    United Kingdom       11,238,000           25,615,273
                                                                                                      --------------
                                                                                                          71,900,089
                                                                                                      --------------
METALS & MINING 2.3%
Boehler-Uddeholm AG.........................................       Austria               22,450            1,045,447
Boehler-Uddeholm AG, 144A...................................       Austria               60,750            2,828,993
Elkem ASA, A................................................        Norway              872,300           10,418,598
Grupo Mexico SA de CV, B....................................        Mexico            3,400,000            8,938,322
Industrias Penoles SA.......................................        Mexico               33,900              102,831
Pechiney SA, A..............................................        France              568,000           18,556,443
Pohang Iron & Steel Co. Ltd. ...............................     South Korea            205,600           13,095,780
*RGC Ltd. ..................................................      Australia           7,429,095           12,530,751
Union Miniere...............................................       Belgium              326,270           12,422,550
WMC Ltd. ...................................................      Australia           8,137,578           24,556,630
                                                                                                      --------------
                                                                                                         104,496,345
                                                                                                      --------------
MISC MATERIALS & COMMODITIES .2%
Golden Hope Plantations Bhd. ...............................       Malaysia           1,960,000            1,688,147
Unitor ASA..................................................        Norway              818,735            7,952,013
                                                                                                      --------------
                                                                                                           9,640,160
                                                                                                      --------------
MULTI-INDUSTRY 2.0%
Alfa SA de CV, A............................................        Mexico              900,400            2,535,505
Brierley Investments Ltd. ..................................     New Zealand         33,843,199            7,687,411
Cheung Kong Holdings Ltd. ..................................      Hong Kong              21,000              151,118
DESC SA de CV DESC, B.......................................        Mexico              143,000              122,613
Hicom Holdings Bhd. ........................................       Malaysia           4,800,000            1,593,194
Hutchison Whampoa Ltd. .....................................      Hong Kong           5,525,500           39,048,840
Jardine Matheson Holdings Ltd. .............................      Hong Kong           3,286,341            8,478,760
Jardine Strategic Holdings Ltd. ............................      Hong Kong           5,115,130            7,416,939
La Cemento Nacional CA, GDR, 144A...........................       Ecuador                  200               21,600
La Cemento Nacional SA, GDR, Reg S..........................       Ecuador                  400               43,200
Swire Pacific Ltd., A.......................................      Hong Kong           4,993,000           22,363,690
Swire Pacific Ltd., B.......................................      Hong Kong             154,500              102,704
                                                                                                      --------------
                                                                                                          89,565,574
                                                                                                      --------------
REAL ESTATE .9%
Bail Investissement.........................................        France               60,929            8,878,344
Inversiones y Representacion SA.............................      Argentina              76,214              209,014
Taylor Woodrow Plc. ........................................    United Kingdom       11,078,810           27,740,802
*Unione Immobiliare SpA.....................................        Italy             6,104,000            3,188,814
                                                                                                      --------------
                                                                                                          40,016,974
                                                                                                      --------------
TELECOMMUNICATIONS 12.1%
British Telecommunications Plc. ............................    United Kingdom        2,930,000           44,190,084
*Cable & Wireless Optus Ltd. ...............................      Australia          13,200,000           27,770,043
Compania de Telecomunicaciones de Chile SA, ADR.............        Chile             3,292,750           68,118,766
*Digital Telecommunications Philippines Inc. ...............     Philippines         57,462,500            1,403,326
Hong Kong Telecommunications Ltd. ..........................      Hong Kong           4,505,500            7,880,154
*Jasmine International Public Co. Ltd., fgn. ...............       Thailand           3,969,000              994,025

                                                                               9

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Koninklijke KPN NV..........................................     Netherlands            406,400       $   20,355,731
Nokia Corp., A..............................................       Finland              922,400          112,945,452
Northern Telecom, Ltd. .....................................        Canada                4,080              204,510
Philippine Long Distance Telephone Co., ADR.................     Philippines            709,905           18,413,161
PT Indosat, ADR.............................................      Indonesia             158,300            1,929,281
Rostelecom, ADR.............................................        Russia              690,000            2,889,375
SK Telecom Co. Ltd., ADR....................................     South Korea            383,057            3,902,393
Tele Danmark AS, B..........................................       Denmark                2,400              323,922
Telecom Argentina Stet-France SA, ADR.......................      Argentina           1,115,400           30,673,500
Telecom Italia SpA, di Risp.................................        Italy             7,307,900           45,927,492
Telefonica de Argentina SA, B, ADR..........................      Argentina           1,526,166           42,637,263
Telefonica SA...............................................        Spain             1,170,795           52,137,952
*Telefonica SA, rts. .......................................        Spain             1,170,795            1,041,107
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico              990,006           48,200,917
Videsh Sanchar Nigam Ltd. ..................................        India               928,400           16,100,969
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India               127,600            1,563,100
                                                                                                      --------------
                                                                                                         549,602,523
                                                                                                      --------------
TEXTILES & APPAREL .1%
Courtaulds Textiles Plc. ...................................    United Kingdom        1,500,000            3,918,143
                                                                                                      --------------
TRANSPORTATION 2.9%
*Autostrade Concessioni e Costruzioni SpA, A................        Italy             6,865,000           37,869,156
British Airways Plc. .......................................    United Kingdom        3,657,624           24,767,540
Canadian National Railway Co. ..............................        Canada              240,000           12,460,938
Helikopter Services Group ASA...............................        Norway               11,200               52,920
Koninklijke Nedlloyd Groep NV...............................     Netherlands              7,800              105,984
Kvaerner ASA, A.............................................        Norway              454,600            8,949,993
Mayne Nickless Ltd., A......................................      Australia           8,264,770           30,668,649
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom           21,200              250,428
Qantas Airways Ltd., ADR, 144A..............................      Australia             827,500           16,860,313
Stolt Nielsen SA, ADR.......................................        Norway                2,000               20,500
                                                                                                      --------------
                                                                                                         132,006,421
                                                                                                      --------------
UTILITIES ELECTRICAL & GAS 9.5%
BG Plc. ....................................................    United Kingdom        4,983,308           31,485,088
British Energy Ltd. ........................................    United Kingdom        2,704,500           31,137,410
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil            3,348,700           28,823,902
*Centrais Geradoras Do Sul Do Brasil SA, ADR................        Brazil              117,000              764,990
*Centrica Plc. .............................................    United Kingdom        6,482,150           13,022,537
*CEZ AS.....................................................    Czech Republic          480,663           10,622,891
Endesa SA, br. .............................................        Spain             1,567,200           41,586,853
*Evn AG.....................................................       Austria              158,336           22,429,549
Gener SA, ADR...............................................        Chile               711,800           11,388,800
Guangdong Electric Power Development Co. Ltd., B, 144A......        China             2,455,129              668,666
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           4,261,800           12,927,465
Iberdrola SA, br. ..........................................        Spain             3,010,329           56,405,607
Korea Electric Power Corp. .................................     South Korea            639,410           15,845,670
National Power Plc. ........................................    United Kingdom        3,069,416           27,116,877
Nova Corporation............................................        Canada               37,960              495,853
Shandong Huaneng Power Development Co. Ltd., ADR............        China             5,682,965           25,928,528
Thames Water Group Plc. ....................................    United Kingdom        3,152,655           61,002,209
VEBA AG.....................................................       Germany              659,500           39,080,602
                                                                                                      --------------
                                                                                                         430,733,497
                                                                                                      --------------
TOTAL COMMON STOCKS (COST $3,054,256,915)...................                                           3,774,619,314
                                                                                                      --------------
PREFERRED STOCKS 4.5%
+ABN Amro Holding NV cvt., pfd. ............................     Netherlands            457,188           37,759,972
Banco Bradesco SA, pfd. ....................................        Brazil        3,108,000,000           17,234,513
Banco Itau SA, pfd. ........................................        Brazil           54,025,000           26,380,476
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil              335,000            4,297,538
*Embratel Participacoes SA, ADR, pfd. ......................        Brazil            1,129,800           15,746,588

 10

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
*Lojas Americanas SA, pfd. .................................        Brazil          396,729,153       $    1,920,849
News Corp. Ltd., pfd. ......................................      Australia           5,534,958           33,711,034
*Tele Celular Sul Participacoes SA, ADR, pfd. ..............        Brazil              112,980            1,970,089
*Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .....        Brazil              376,600            1,106,263
*Tele Centro Sul Participacoes SA, ADR, pfd. ...............        Brazil              225,960            9,447,953
*Tele Leste Celular Participacoes SA, ADR, pfd. ............        Brazil               22,596              641,162
*Tele Nordeste Celular Participacoes SA, ADR, pfd. .........        Brazil               56,490            1,045,065
*Tele Norte Celular Participacoes SA, ADR, pfd. ............        Brazil               22,596              509,822
*Tele Norte Leste Participacoes SA, ADR, pfd. ..............        Brazil            1,129,800           14,051,888
*Tele Sudeste Celular Participacoes SA, ADR, pfd. ..........        Brazil              225,960            4,674,548
Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ......        Brazil            1,129,800              123,572
*Telemig Celular Participacoes SA, ADR, pfd. ...............        Brazil               56,490            1,200,413
*Telesp Celular Participacoes SA, ADR, pfd. ................        Brazil              451,920            7,908,600
*Telesp Participacoes SA, ADR, pfd. ........................        Brazil            1,129,800           24,996,825
Usinas Siderugicas de Minas Gerais, ADR, Reg S, pfd. .......        Brazil               26,900               59,444
                                                                                                      --------------
TOTAL PREFERRED STOCKS (COST $217,982,211)..................                                             204,786,614
                                                                                                      --------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT**
                                                                                    --------
BONDS 3.5%
Government of Australia, 6.75%, 11/15/06....................      Australia          76,630,000AUD        52,499,204
Government of New Zealand, 7.00%, 7/15/09...................     New Zealand         90,000,000NZD        53,350,328
United Kingdom, 7.25%, 12/07/07.............................    United Kingdom       27,000,000GBP        54,362,965
                                                                                                      --------------
TOTAL BONDS (COST $150,777,157).............................                                             160,212,497
                                                                                                      --------------
SHORT TERM INVESTMENTS (COST $397,318,228) 8.7%
U.S. Treasury Bills, 3.75% to 8.785%, with maturities to
  5/27/99...................................................    United States       400,685,000          397,544,968
                                                                                                      --------------
TOTAL INVESTMENTS (COST $3,820,334,511) 99.7%...............                                           4,537,163,393
OTHER ASSETS, LESS LIABILITIES .3%..........................                                              14,499,894
                                                                                                      --------------
TOTAL NET ASSETS 100.0%.....................................                                          $4,551,663,287
                                                                                                      --------------
                                                                                                      --------------

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
GBP  -- British Pound
NZD  -- New Zealand Dollar

*Non income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at December 31, 1998 were $46,742,881.
                       See Notes to Financial Statements.
                                                                              11

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost
  $3,820,334,511)...........................................  $4,537,163,393
 Cash.......................................................       4,205,849
 Receivables:
  Investment securities sold................................         873,419
  Capital shares sold.......................................      34,547,354
  Dividends and interest....................................      16,392,446
                                                              --------------
     Total assets...........................................   4,593,182,461
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      12,772,704
  Capital shares redeemed...................................      25,348,314
  To affiliates.............................................       2,972,769
 Accrued expenses...........................................         425,387
                                                              --------------
     Total liabilities......................................      41,519,174
                                                              --------------
Net assets, at value........................................  $4,551,663,287
                                                              --------------
                                                              --------------
Net assets consist of:
 Undistributed net investment income........................  $    4,984,472
 Net unrealized appreciation................................     716,898,913
 Accumulated net realized gain..............................       8,240,605
 Capital shares.............................................   3,821,539,297
                                                              --------------
Net assets, at value........................................  $4,551,663,287
                                                              --------------
                                                              --------------
Net asset value per share ($4,551,663,287 / 256,310,677
  shares outstanding).......................................          $17.76
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $12,714,887)
 Dividends..................................................    $ 98,219,682
 Interest...................................................      38,493,282
                                                                ------------
      Total investment income...............................                       $136,712,964
Expenses:
 Management fees (Note 3)...................................      30,272,145
 Administrative fees (Note 3)...............................       3,636,696
 Transfer agent fees (Note 3)...............................          26,800
 Custodian fees.............................................       1,521,056
 Reports to shareholders....................................          38,500
 Registration and filing fees...............................         303,000
 Professional fees..........................................          22,400
 Directors' fees and expenses...............................         112,000
 Other......................................................          29,214
                                                                ------------
      Total expenses........................................                         35,961,811
                                                                                   ------------
            Net investment income...........................                        100,751,153
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     211,996,856
  Foreign currency transactions.............................      (1,520,798)
                                                                ------------
      Net realized gain.....................................                        210,476,058
 Net unrealized appreciation on:
  Investments...............................................      69,925,412
  Translation of assets and liabilities denominated in
    foreign currencies......................................          70,031
                                                                ------------
      Net unrealized appreciation...........................                         69,995,443
                                                                                   ------------
Net realized and unrealized gain............................                        280,471,501
                                                                                   ------------
Net increase in net assets resulting from operations........                       $381,222,654
                                                                                   ------------
                                                                                   ------------

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                     1998              1997
                                                                     ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  100,751,153    $   84,964,806
  Net realized gain from investments and foreign currency
   transactions.............................................       210,476,058       111,423,125
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        69,995,443       161,093,064
                                                                --------------------------------
    Net increase in net assets resulting from operations....       381,222,654       357,480,995
 Distributions to shareholders from:
  Net investment income.....................................       (95,131,004)      (86,272,005)
  Net realized gains........................................      (213,861,645)      (82,399,083)
 Capital share transactions (Note 2)........................       773,427,138       659,605,504
                                                                --------------------------------
    Net increase in net assets..............................       845,657,143       848,415,411
Net assets:
 Beginning of year..........................................     3,706,006,144     2,857,590,733
                                                                --------------------------------
 End of year................................................    $4,551,663,287    $3,706,006,144
                                                                --------------------------------
                                                                --------------------------------
Undistributed net investment income/(distributions in excess of net investment income) included in net assets:
 End of year................................................    $    4,984,472    $     (675,469)
                                                                --------------------------------
                                                                --------------------------------

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term growth of capital through a flexible policy of investing primarily in equity securities and debt obligations of companies and governments outside the United States including emerging markets securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                                                                              15

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (continued)

2. CAPITAL STOCK

At December 31, 1998, there were 940 million shares authorized ($0.01 par value), of which 355 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                             -------------1998----------------------------------1997-------------
                                                               SHARES           AMOUNT                SHARES           AMOUNT
                                                             --------------------------------------------------------------------
Shares sold................................................   94,164,555    $ 1,756,499,486          60,131,124    $1,060,228,157
Shares issued on reinvestment of distributions.............   16,340,500        278,597,990           8,887,806       151,119,277
Shares redeemed............................................  (67,623,948)    (1,261,670,338)        (30,430,203)     (551,741,930)
                                                             --------------------------------------------------------------------
Net increase...............................................   42,881,107    $   773,427,138          38,588,727    $  659,605,504
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:


ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion


TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average daily net assets through April 30, 1999. For the year ended December 31, 1998, no fee waiver or reimbursement was necessary under the agreement.

Legal fees of $58,483 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,820,467,511 was as follows:

Unrealized appreciation.....................................  $1,221,473,425
Unrealized depreciation.....................................    (504,777,543)
                                                              --------------
Net unrealized appreciation.................................  $  716,695,882
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $1,237,634,141 and $563,628,958 respectively.

 16

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Foreign Equity Series

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                              17

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES


Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Foreign Equity Series Fund hereby designates $202,889,668 as a capital gain dividend for the fiscal year ended December 31, 1998.

At December 31, 1998, more than 50% of the Templeton Foreign Equity Series Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in December 1998.

                                                                  FOREIGN TAXES        FOREIGN SOURCE
                          COUNTRY                               WITHHELD PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------------
Argentina...................................................         $0.0000              $0.0193
Australia...................................................          0.0048               0.0345
Austria.....................................................          0.0003               0.0017
Belgium.....................................................          0.0007               0.0035
Bermuda.....................................................          0.0000               0.0017
Brazil......................................................          0.0030               0.0156
Canada......................................................          0.0012               0.0090
Chile.......................................................          0.0009               0.0061
China.......................................................          0.0000               0.0032
Denmark.....................................................          0.0001               0.0007
Finland.....................................................          0.0026               0.0133
France......................................................          0.0047               0.0272
Germany.....................................................          0.0010               0.0077
Hong Kong...................................................          0.0000               0.0140
Hungary.....................................................          0.0001               0.0016
India.......................................................          0.0001               0.0041
Indonesia...................................................          0.0000               0.0002
Italy.......................................................          0.0020               0.0108
Japan.......................................................          0.0004               0.0021
Malaysia....................................................          0.0002               0.0005
Mexico......................................................          0.0000               0.0076
Netherlands.................................................          0.0028               0.0146
New Zealand.................................................          0.0009               0.0047
Norway......................................................          0.0016               0.0086
Philippines.................................................          0.0001               0.0003
Portugal....................................................          0.0004               0.0019
Singapore...................................................          0.0001               0.0048
South Korea.................................................          0.0002               0.0009
Spain.......................................................          0.0036               0.0190
Sweden......................................................          0.0037               0.0192
Switzerland.................................................          0.0020               0.0104
United Kingdom..............................................          0.0152               0.0908
                                                                --------------------------------------
TOTAL.......................................................         $0.0527              $0.3596
                                                                ======================================

 18

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PAGE


This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Funds.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.





                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243


ZT 454 A 12/98                                                    [RECYCLE LOGO]